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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) September 17, 1997
                                                      ------------------


                                 TESCORP, INC.
              --------------------------------------------------
               (Exact name of registrant as specified in charter)



         Texas                      0-18663                     74-2129403
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(State or other juris-       (Commission File Number)     (IRS Employer Identi-
diction of incorporation)                                      fication No.)


327 Congress Avenue, Suite 200, Austin, Texas                    78701
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(Address of principle executive offices)                      (Zip Code)


        Registrant's telephone number, including area code 512-476-2995
                                                           -------------

                                      N/A
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         (Former name or former address, if changed since last report.)


                        Exhibit Index appears at Page 5



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Item 5.  Other Events

         On September 17, 1997, Tescorp, Inc. (the "Company") issued a press release announcing that it had entered into a Stock Purchase and Merger Agreement (the "Agreement") with a wholly-owned subsidiary of Supercanal Holding S.A ("Supercanal"). The Agreement provides for Supercanal's acquisition of Tescorp through a series of transactions which would involve paying the Company's shareholders $4.50 per share of Common Stock and $144 per share of Series 1995 8% Preferred Stock. A copy of the press release, which more fully describes the transactions contemplated by the Agreement, is attached hereto as
Exhibit 99.c and is incorporated herein by reference.




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  (99)     Press Release dated September 17, 1997.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TESCORP, INC.



Date: September 17, 1997              By: /s/ JACK S. GRAY, JR.
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                                          Jack S. Gray, Jr.
                                          President and Chief Operating Officer




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                                 EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
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   99.c             Press Release dated September 17, 1997






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